UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (As Permitted by Rule 14a-6(e) (2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SCIENTIFIC INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCIENTIFIC INDUSTRIES, INC.

80 Orville Drive, Suite 102

Bohemia, New York 11716

December 16, 2025

Dear Fellow Shareholders:

You are cordially invited to attend the 2024 Annual Meeting of Shareholders of Scientific Industries, Inc. which will be held at 11:00 a.m. (New York time) on Thursday, January 22, 2026, by virtual meeting.

Information concerning the matters to be considered and voted upon at the 2024 Annual Meeting is set out in the attached Notice of the 2024 Annual Meeting of Shareholders and Proxy Statement.

It is important that your shares be represented at the 2024 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or via the Internet or by telephone. Voting instructions appear on the enclosed proxy card. This will not limit your right to vote at the meeting or to attend the meeting.

Thank you for your continued support.

Sincerely,

John A. Moore
Chairman

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SCIENTIFIC INDUSTRIES, INC.

80 Orville Drive, Suite 102

Bohemia, New York 11716

NOTICE OF THE 2024 ANNUAL MEETING OF SHAREHOLDERS January 22, 2026

Notice is hereby given that the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Scientific Industries, Inc., a Delaware corporation (the “Company”), will be held on Thursday, January 22, 2026, at 11:00 a.m. (New York time) in virtual meeting format only, via the Internet and by telephone, with no physical in-person meeting. Shareholders may participate online by logging in at:

https://us02web.zoom.us/j/85293438455?pwd=i7hOWXRpx0aAVfc8ZqIyAJ0hIHRaME.1

Meeting ID: 852 9343 8455

Passcode: 367229

Or dial: 1-646-931-3860 (US) Meeting ID: 852 9343 8455, Passcode: 367229

At the meeting, shareholders will consider and act upon the following:

1. To elect two Class A Directors to the Company's Board of Directors to serve until the Company’s annual meeting of shareholders with respect to the year ending December 31, 2027 and until the election and qualification of their respective successors.

2. To approve an amendment to the 2022 Equity Incentive Plan of the Company to increase the number of new shares of Common Stock available for issuance thereunder to 3,750,000 shares.

3. To ratify the appointment of Berkowitz Pollack Brant Advisors + CPAs as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying proxy statement.

The Board of Directors (the “Board” or, individually, a “Director” or collectively, the “Directors”) has fixed the close of business on December 16, 2025, as the record date for determination of shareholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A complete list of the shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any shareholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company. You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage paid envelope, or vote via the Internet or by telephone. Any proxy may be revoked by delivery of a later dated proxy.

By Order of your Board of Directors,

Helena Santos
Secretary

Bohemia, New York

December 16, 2025

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SCIENTIFIC INDUSTRIES, INC.

80 Orville Drive, Suite 102

Bohemia, New York 11716

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED, OR VIA THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THE ENCLOSED PROXY CARD. IF YOU ARE A SHAREHOLDER OF RECORD AND YOU ATTEND THEANNUAL MEETING, YOU MAY VOTE AT THE MEETINGIF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXYCARD.

PROXY STATEMENT

_________________

2024 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 22, 2026

_________________

Solicitation of Proxies

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Scientific Industries, Inc., a Delaware corporation (the “Company”), for use at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually, on Thursday, January 22, 2026, at 11:00 a.m. (New York time), and at any adjournments or postponements thereof in a virtual meeting format only, via the Internet and by telephone, with no physical in-person meeting to be held. Shareholders may participate online by logging in at:

https://us02web.zoom.us/j/85293438455?pwd=i7hOWXRpx0aAVfc8ZqIyAJ0hIHRaME.1

Meeting ID: 852 9343 8455

Passcode: 367229

By telephone:

In the US, dial: 1-646-931-3860 (US) Meeting ID: 852 9343 8455, Passcode: 367229

If outside the US, find your local number online at: https://us02web.zoom.us/u/kh0GZlewo, Meeting ID: 852 9343 8455

At the Annual Meeting, shareholders of the Company will be asked to: (1) Elect two Class A Directors to the Company's Board of Directors to serve until the Company’s annual meeting of shareholders with respect to the year ending December 31, 2027 and until the election and qualification of their respective successors; (2) Approve an amendment to the 2022 Equity Incentive Plan of the Company to increase the number of shares of Common Stock available for issuance thereunder to 3,750,000 shares; (3) Ratify the appointment of Berkowitz Pollack Brant Advisors + CPAs as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Record Date, Voting Rights

Only shareholders of record of the Company’s Common Stock as of the close of business on December 16, 2025 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 11,928,599 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

The presence at the Annual Meeting, virtually, or by a properly executed proxy, of the holders of a majority of the outstanding shares of the Company’s Common Stock as of the Record Date is necessary to constitute a quorum. In the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes, abstentions and broker “non-votes” are included. A broker “non-vote” occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting of Proxies, Revocation, Solicitation

All shareholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to withhold or abstain from voting. The proxies, when properly executed and returned to the Company, will be voted in accordance with the instructions given therein by the person executing the proxy. In the absence of instructions, properly executed proxies other than with respect to broker “non- votes” will be voted FOR (1) the election of two Class A Directors to the Company's Board of Directors to serve until the Company’s annual meeting of shareholders with respect to the year ending December 31, 2027 and until the election and qualification of their respective successors; (2) an amendment to the 2022 Equity Incentive Plan of the Company to increase the number of shares of Common Stock available for issuance thereunder to 3,750,000 shares; and (3 ratification of the appointment of Berkowitz Pollack Brant Advisors + CPAs as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and the transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Any shareholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by attending the Annual Meeting and requesting the return of the proxy or by voting during the meeting. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for shareholders to mark if they wish either to vote for or withhold authority to elect two Class A Directors to the Company's Board of Directors to serve until the Company’s annual meeting of shareholders with respect to the year ending December 31, 2027 and until the election and qualification of their respective successors, approve an amendment to the 2022 Equity Incentive Plan of the Company to increase the number of shares of Common Stock available for issuance thereunder to 3,750,000 shares, and ratify the appointment of Berkowitz Pollack Brant Advisors + CPAs as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

A shareholder’s attendance at the Annual Meeting will not, by itself, revoke a proxy given by that shareholder. Shareholders vote at the Annual Meeting by casting ballots (at the Annual Meeting or by proxy), which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office. Instructions will be provided during the virtual meeting on how to vote at the Annual Meeting.

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Important Information on Proxy Materials

It is anticipated that this proxy statement, the enclosed proxy card, and the Company’s Annual Report will be mailed to the Company's shareholders on or about December 24, 2025.

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at https://www.cstproxy.com/scientificindustries/2025. The Annual Report includes our audited consolidated financial statements for the fiscal year ended December 31, 2024.

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The following table sets forth, as of December 16, 2025, the number of shares of Common Stock beneficially owned by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each named executive officer of the Company, and

(iv) all directors and executive officers as a group. Shares not outstanding but deemed beneficially owned by virtue of the right of any individual to acquire shares within 60 days are treated as outstanding only when determining the amount of and percentage of outstanding shares of Common Stock owned by such individual. Each person has sole voting and investment power with respect to the shares shown, except as noted. Except as indicated in the table, the address for each of the following is c/o Scientific Industries, Inc., 80 Orville Drive, Bohemia, New York 11716.

As of December 16, 2025, the voting record date, there were 11,928,599 shares of Scientific Industries, Inc.’s common stock outstanding.

Name	Amount and Nature of Beneficial Ownership		% of Class
Bleichroeder LP	2,715,026	(1)	20.58%
Laurence W. Lytton	1,226,086	(2)	9.99%
Brian Pessin	2,004,700	(3)	16.12%
North Run Capital, LP	1,231,000	(4)	9.99%
Veradace Capital Management LLC	1,453,717	(5)	11.63%
Roy T. Eddleman, Trustee, Roy T. Eddleman Trust UAD 8-7-2000	1,443,414	(6)	11.89%
Thomas A. Satterfield	1,136,955	(7)	9.18%
Lyon Polk	944,000	(8)	7.61%
Christopher Cox	650,454	(9)	5.30%
John A. Moore	645,171	(10)	5.23%
Helena R. Santos	383,388	(11)	3.12%
Jurgen Schumacher	207,264	(12)	1.72%
Daniel Donadille	194,465	(13)	1.60%
John Nicols	135,778	(14)	1.13%
Karl D. Nowosielski	64,498	(15)	*
Robert P. Nichols	69,268	(16)	*
Michael Blechman	72,186	(17)	*
Zachary Rovinsky	20,000	(18)	*
All directors and executive officers as a group (10 persons)	2,442,472	(19)	17.9%

____________________

(1)	Includes 1,261,675 shares issuable upon exercise of warrants
(2)	Includes 344,700 shares issuable upon exercise of warrants
(3)	Includes 509,568 shares issuable upon exercise of warrants
(4)	Includes 396,000 shares issuable upon exercise of warrants
(5)	Based upon form Schedule 13D filed with SEC on December 29, 2023, includes 565,789 shares issuable upon exercise of warrants
(6)	Based upon form Schedule 13D filed with SEC on February 15, 2023, includes 210,526 shares issuable upon exercise of warrants
(7)	Includes 461,984 shares issuable upon exercise of warrants
(8)	Includes 472,000 shares issuable upon exercise of options and/or warrants
(9)	Includes 349,209 shares issuable upon exercise of options and/or warrants
(10)	Includes 416,690 shares issuable upon exercise of options and/or warrants
(11)	Includes 359,443 shares issuable upon exercise of options and/or warrants
(12)	Includes 114,502 shares issuable upon exercise of options and/or warrants
(13)	Includes 189,002 shares issuable upon exercise of options and/or warrants
(14)	Includes 90,778 shares issuable upon exercise of options and/or warrants
(15)	Includes 50,605 shares issuable upon exercise of options and/or warrants
(16)	Includes 47,579 shares issuable upon exercise of options and/or warrants
(17)	Includes 52,186 shares issuable upon exercise of options and/or warrants
(18)	Represents 20,000 shares issuable upon exercise of options
(19)	Includes 1,689,994 shares issuable upon exercise of options and/or warrants

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PROPOSAL 1

ELECTION OF DIRECTORS

General

The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three-year term on a staggered basis. Two are Class A Directors, two are Class B Directors, and two are Class C Directors. At the Annual Meeting, two Class A Directors are to be elected to serve until the annual meeting of shareholders with respect to the fiscal year ending December 31, 2027, and until their successors are duly elected and qualified. During the fiscal year ended December 31, 2024 (“fiscal 2024”), the Board held six meetings. Shares of Common Stock represented by executed and returned proxies solicited by the Board of Directors will be voted for the nominees hereinafter named if authority to do so is not specifically withheld. If for any reason any such nominee shall become unavailable for election, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors.

The Directors of the Company are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote. A plurality means that the nominee with the largest number of votes is elected as Director. In tabulating the vote, abstentions and broker “non-votes” will be disregarded and will have no effect on the outcome of the vote.

The Board of Directors recommends that shareholders vote FOR the election of the nominees identified below to the Board of Directors.

Nominees

The Board of Directors has designated Ms. Helena Santos and Dr. Juergen Schumacher, each of whom is currently a Class A director, as their nominees for re- election.

Helena R. Santos (age 61), a Director since 2009, has been employed by the Company since 1994, and has served since August 2002 as its President, Chief Executive Officer, Treasurer and, until April 2022, its Chief Financial Officer. She served as Vice President, Controller from 1997 and has served as Secretary from May 2001.

Jurgen Schumacher (age 72), a Director since May 2021, is currently and over the past five years has been a private investor in various startups and growth phase technology companies.

Other Directors

Michael Blechman (age 67), a director since April 2024, through his affiliate Intracoastal Strategies Group LLC, has been a consultant and advisor for various businesses since February 2023. From January 2017 to January 2023 Mr. Blechman was CEO of ACC, Inc., a systems integration and technology product company, and he was President from 1996 to 2016, and held various other management roles from 1988 to 1995 at ACC, Inc.

Christopher Cox (age 61), a director since February 2021, has been a Senior Vice President of Population Health Investment Co., Inc. since September 2020 and a Co-Founder and Managing Partner of Population Health Partners LLC since May 2020. Mr. Cox has been on the Board of Directors of Nyrada, Inc. since January 2019. Mr. Cox has been a corporate attorney for over 25 years, most recently at Cadwalader, Wickersham & Taft LLP, which he joined as a partner in January 2012 and where he served a co-chair of the global corporate group and a member of the firm’s management committee until February 2016. From February 2016 to March 2019, Mr. Cox was Executive Vice President and Chief Corporation Development Officer of Medicines Company. Prior to January 2012, Mr. Cox was a partner at Cahill Gordon & Reindel.

John A. Moore (age 60), a Director since January 2019 and Chairman of the Board since January 2020, and was also the Chairman of Scientific Bioprocessing Industries (“SBI”) from March until March 2024 and prior was President of SBI from January 2020 through April 2022, and had been providing consulting services to SBI since March 2019. Mr. Moore serves as Chairman of Nyrada, Inc., a drug development company since July 2019 and prior to that served as a director with Noxopharm Limited, a drug development company, and is also the Chairman of Trialogics, a clinical trial software provider. Since March 2022 he serves as the Chairman of Cormetech, a leading air emissions provider for power plants. Mr. Moore was President, Chief Executive Officer and director of Acorn Energy, Inc. from 2006 to 2016.

John Nicols (age 61), a director since March 2024 and Chairman of the Board of SBI, has been a consultant and advisor to SBI since September 2023. Mr. Nicols, who is director certified by the National Association of Corporate Directors, is currently Owner / CEO of Organicols, LLC, an advisory services firm supporting a wide range of mission-driven companies globally. In addition to his roles for Scientific Industries, Mr. Nicols serves as chair on the board of directors of both Antheia and Solve ME/CFS Initiative, as well as a member on the boards of several other private for-profit enterprises. From 2012 to 2022, Mr. Nicols was President and CEO of Codexis, Inc., a Nasdaq listed synthetic biology company. Prior to that, he grew a career to become a leading executive at NYSE listed specialty chemical maker, Albemarle Corp, from 1990 to 2012.

Communicating with the Board of Directors

Our Board has established a process by which shareholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to our Corporate Secretary, at our offices located at 80 Orville Drive, Bohemia, New York 11716. The Corporate Secretary will review all such correspondence and regularly forward to our Board a summary of all correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail at hsantos@scientificindustries.com. These concerns will be immediately brought to the attention of our Audit Committee and handled in accordance with procedures established by our Audit Committee.

Board Committees

The Board of Directors (the “Board”) currently has three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. All committee members are appointed by the Board on an annual basis. Each committee operates under a written charter establishing its roles and responsibilities The composition and responsibilities of each committee are described below.

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Audit Committee

The duties and responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee which was recently reviewed by our Audit Committee. A copy of the Charter of the Audit Committee (Exhibit A) is available on our website, located at www.scientificindustries.com. As discussed in its Charter, among other things, the Audit Committee is responsible for assisting the Board in its oversight of the integrity of our financial statements, the qualifications and independence of our independent auditors, and our internal financial and accounting controls. The Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors, and our independent auditors report directly to the audit committee. The Audit Committee also prepares the audit committee report that the SEC requires to be included in our annual proxy statement. The Audit Committee discusses with the Company’s internal auditors the overall scope and plans for their respective audits and meets with the internal auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s disclosure and internal controls and the overall quality of the Company’s financial reporting. The Audit Committee periodically reviews and approves all “related party transactions,” as defined in SEC regulations.

The members of the Audit Committee are Messrs. Michael Blechman, Christopher Cox, and John Nicols. All members of the Audit Committee qualify as an independent director under the corporate governance standards of the NASDAQ Listing Rules and the independence requirements of Rule 10A-3 of the Exchange Act. The Board has determined that all of the members of the Audit Committee are “financially literate,” as defined under NASDAQ listing standards.

Additionally, the SEC requires that at least one member of the Audit Committee have a “heightened” level of financial and accounting sophistication. Such a person is known as the “audit committee financial expert” under the SEC’s rules. Our Board has determined that John Nicols is an “audit committee financial expert,” as the SEC defines that term, and is an independent member of our Board and our Audit Committee. Please see John Nicols’ biography under “Other Directors” beginning on page six for a description of his relevant experience.

Compensation Committee

The duties and responsibilities of the Compensation Committee are set forth in the Charter of the Compensation Committee which was recently reviewed by our Compensation Committee. A copy of the Charter of the Compensation Committee (Exhibit B) is available on our website, located at www.scientificindustries.com. As discussed in its Charter, among other things, the Compensation Committee approves the compensation objectives for the Company, approves the compensation of the Chief Executive Officer of the Company and approves or recommends to the Board for approval the compensation for other executives. The Compensation Committee reviews all compensation components, including equity-based compensation plans, base salary, bonus, benefits and other perquisites. The Compensation Committee shall be tasked with issuing a “Compensation Committee Report” to be included in the Company’s annual report, as may be necessary.

The members of the Compensation Committee are Messrs. Blechman, Christopher Cox and John Nicols. Each member of the Compensation Committee is a non-employee director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act, each is an outside director as defined by Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, or the Code, and each is an independent director as defined by the NASDAQ Listing Rules, including NASDAQ Listing 5605(d)(2).

Nominating and Corporate Governance Committee

The duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in the Charter of the Nominating and Corporate Governance Committee which was recently reviewed by our Nominating and Corporate Governance Committee. A copy of the Charter of the Nominating and Corporate Governance Committee (Exhibit C) is available on our website, located at www.scientificindustries.com. As discussed in its Charter, among other things, the Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the structure and composition of the Board and the board committees in addition to development and maintaining the Company’s corporate governance policies and any related matters required by federal securities laws. In addition, the Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board corporate governance guidelines applicable to the Company and advising the Board on corporate governance matters. The Nominating and Governance Committee identifies and recommends to the Board candidates for election as directors and recommends any changes it believes desirable in the size and composition of the Board as well as Board committee structure and membership.

The members of the Nominating and Corporate Governance Committee are Messrs. Michael Blechman, Christopher Cox, and John Nicols. Each member of the Nominating and Corporate Governance Committee is an independent director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act and an independent director as defined by the NASDAQ Listing Rules.

Executive Officers & Significant Employees

See above for the employment history of Ms. Santos and Mr. Moore.

Zachary Rovinsky (age 58), is the Chief Financial Officer of the Company and has been employed by the Company since June 2025. He was the Director of Finance of Textiles at MillerKnoll (a publicly-traded company from August 2022 to June 2025. From 2020 to August 2025, he was the Director of Finance for Alcott HR, a privately held company.

Robert P. Nichols (age 65), is the President of the Genie Products Division of the Benchtop Laboratory Equipment operations and has been employed by the Company since February 1998. Previously, he had been since May 2001, the Company’s Vice President of Engineering.

Karl D. Nowosielski (age 48), is the President of the Torbal Products Division of the Benchtop Laboratory Equipment operations and Director of Marketing for the Company. He was Vice President of Fulcrum, Inc. (the seller of the Torbal Products Division assets to the Company) from 2004 until February 2014.

Daniel Donadille (age 38), is the Chief Executive Officer of the Company’s Bioprocessing operations. Prior to the Company’s acquisition of aquila biolabs GmbH (“Aquila”), he served as Aquila’s Chief Executive Officer since he co-founded Aquila in 2014.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that, for the year ended December 31, 2024, its officers, directors and 10% shareholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

7

Code of Ethics

The Company has adopted a code of ethics that applies to the Executive Officers and Directors. A copy of the code of ethics can be found on the Company’s website.

Insider Trading Policy; Policy Prohibiting Hedging and Speculative Trading

The Company has adopted an insider trading policy that applies to the Executive Officers, Directors and other Company insiders.  A copy of the insider trading policy is filed as Exhibit 19.1 to the Form 10-K filed on March 31, 2025.

Executive Compensation

Compensation Discussion and Analysis

The Compensation Committee reviews and recommends to the Board of Directors compensation be paid to each executive officer. Executive compensation, in all instances except for the compensation for the Chief Executive Officer (“CEO”), is based on recommendations from the CEO. The CEO makes a determination by comparing the performance of each executive being reviewed with objectives established at the beginning of each fiscal year and with objectives established during the business year with regard to the success of the achievement of such objectives and the successful execution of management targets and goals.

With respect to the compensation of the CEO, the Committee considers performance criteria, 50% of which is related to the direction, by the CEO, of the reporting executives, the establishment of executive objectives as components for the successful achievement of Company goals and the successful completion of programs leading to the successful completion of the business plan for the Company and 50% of which is based on the achievement by the Company of its financial and personnel goals tempered by the amount of the income or loss of the Company during the fiscal year.

The compensation at times includes grants of options under its stock option plan to its named executives. Each key officer is employed pursuant to a long-term employment agreement, containing terms proposed by the Compensation Committee and approved as reasonable by the Board of Directors. The Board is cognizant that as a relatively small company, the Company has limited resources and opportunities with respect to recruiting and retaining key executives. Accordingly, the Company has relied upon long-term employment agreements and grants of stock options to retain qualified personnel.

Compensation for each of its executive officers provided by their employment agreements were based on the foregoing factors and the operating and financial results of the segments under their management.

The following table summarizes all compensation paid by the Company to its Chief Executive Officer, Chairman of the Board, Chief Financial Officer, and the one other most highly compensated executive officers for the years ended December 31, 2024 and 2023.

SUMMARY COMPENSATION TABLE

Name and Principal				Stock	Option	Plan	Compensation	All Other
Position	Year	Salary($)	Bonus($)	Award ($)	Awards($)	Compensation ($)	Earnings($)	Compensation ($ (5)	Total($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Helena R. Santos, CEO, President (1)	12/31/2024	192,430	0	0	204,828	0	0	7,697	404,955
Helena R. Santos, CEO, President	12/31/2023	218,900	0	0	0	0	0	8,800	227,700
John A. Moore, Chairman (2)	12/31/2024	149,306	0	0	209,491	0	0	5,972	364,769
John A. Moore, Chairman	12/31/2023	188,000	0	0	0	0	0	7,500	195,500
Reginald Averilla, CFO (3) (6)	12/31/2024	195,000	19,500	0	69,514	0	0	7,800	291,814
Reginald Averilla, CFO	12/31/2023	182,500	17,000	0	0	0	0	7,300	206,800
Daniel Donadille,CEO of Bioprocessing Operations (4)	12/31/2024	168,000	0	0	168,572	0	0	0	336,572
Daniel Donadille,CEO of Bioprocessing Operations	12/31/2023	193,700	0	0	0	0	0	0	193,700

__________________

(1)

The amount of Option Awards for 2024 represents compensation expense for stock options granted valued utilizing the Black-Scholes-Merton options pricing model disregarding estimates of forfeitures related to service-based vesting considerations.

(2)

The amount of Option Awards for 2024 represents compensation expense for stock options granted valued utilizing the Black-Scholes-Merton options pricing model disregarding estimates of forfeitures related to service-based vesting considerations.

(3)

The amount of Option Awards for 2024 represents compensation expense for stock options granted valued utilizing the Black-Scholes-Merton options pricing model disregarding estimates of forfeitures related to service-based vesting considerations.

8

(4)

The amount of Option Awards for 2024 represents compensation expense for stock options granted valued utilizing the Black-Scholes-Merton options pricing model disregarding estimates of forfeitures related to service-based vesting considerations.

(5)	The amounts represent the Company’s matching contribution under the Company’s 401(k).
(6)	Mr. Averilla’s employment with the Company was terminated on March 31, 2025.

Employment Agreements

Helena Santos

The Company has an employment agreement with Helena Santos, its President and CEO, which expires on June 30, 2026. The agreement provided for an annual base salary of $200,000 for the year ended June 30, 2026, with subsequent annual increases of 3% or the applicable annual percentage increase in the U.S. Consumer Price Index (“CPI”), whichever is higher, plus a discretionary bonus. The agreement contains a provision that within one year of a change of control, if either the Company terminates the employment for any reason other than for “cause” or the President terminates the employment for “good reason”, the President will have the right to receive a lump sum payment equal to three times the average of their total annual compensation paid for the last five years preceding such termination. The employment agreement also contains a termination provisions stipulating that if the Company terminates the employment other than for death, disability, or cause (as such term is defined therein), or if the relevant employee resigns for “good reason” (as such term is defined therein), the Company shall pay severance payments equal to one year’s salary at the rate of the compensation at the time of termination, and continue to pay the regular benefits provided by the Company for a period of one year from termination.

John A. Moore

The Company has an employment agreement with its chairman of the board through June 30, 2026. The agreement provides for an annual base salary of $165,000 for the year ended June 30, 2026, with subsequent annual increases of 3% plus discretionary bonuses. The employment agreement contains termination provisions stipulating that if the Company terminates the employment other than for death, disability, or cause (as such term is defined therein), or if the employee resigns for “good reason”(as such term is defined in the agreement) , the Company shall pay severance payments equal to either one year’s salary at the rate of the compensation at the time of termination is employee is terminated within 12 months of the date of the agreement or sixmonths’ salary if the employee is terminated after 12 months of the date of the agreement. The Company will continue to pay the regular benefits provided by the Company for the period equal to the length of the severance payments and pay a pro rata portion of any bonus achieved prior to such termination of employment.

Daniel Donadille

The Company has an employment agreements with the Chief Executive Officer of Aquila for an indefinite term, which can be terminated by either party upon a twelve- month written notice, in accordance with German law. The agreement provides for an annual base salary of 213,000 euros, which was reduced by 25% starting April 1, 2024 under the Company’s salary reduction program.

OUTSTANDING EQUITY (OPTIONS) AWARDS For the Year Ended December 31, 2024

Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)
Helena Santos	101,593	185,873	-	2.50-3.08	07/2027-04/2034
John A. Moore	60,446	167,506	-	2.50-11.30	03/2029-04/2034
Reginald Averilla	4,444	15,556	-	2.50	04/2034
Daniel Donadille	61,790	77,162	-	2.50	04/2034
Robert Nichols	8,240	10,787	-	2.50	04/2034
Karl Nowosielski	2,222	7,778	-	2.50	04/2034

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DIRECTORS’ COMPENSATION For the Year Ended December 31, 2024

Name	Fees Earned or Paid in Cash($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compensation($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total($)
(a)	(b)	(c)	(d)	(e)	(f)	(h)	(i)
Michael Blechman (1)	11,500	-	22,158	-	-	-	33,658
Christopher Cox (2)	16,500	-	24,298	-	-	-	40,798
John Nicols (3)	12,000	-	58,295	-	-	96,000	166,295
Jurgen Schumacher (4)	12,000	-	18,916	-	-	-	30,916
Marcus Frampton (5)	6,000	-	13,588	-	-	-	19,588

The Company paid each Director who is not an employee of the Company or a subsidiary a quarterly retainer fee of $3,000 and a meeting fee of $3,000 for each attended meeting. In addition, the Company reimburses each Director for out-of-pocket expenses incurred in connection with attendance at board meetings.

(1)

On May 17, 2024, 25,000 stock options were granted to Mr. Blechman, and on the same date 7,186 options were awarded to Mr. Blechman in lieu of $6,000 cash fees owed. On July 1, 2024, 5,000 stock options were granted to Mr. Blechman. Stock option expense was determined utilizing the Black-Scholes-Merton option pricing model.

(2)

On April 1, 2024, 17,964 stock options were awarded to Mr. Cox in lieu of $15,000 cash fees owed. On July 1, 2024, 15,000 stock options were granted to Mr. Cox. Stock option expense was determined utilizing the Black-Scholes-Merton option pricing model.

(3)

On April 1, 2024, 10,778 stock options were awarded to Mr. Nicols in lieu of $9,000 cash fees owed. On July 1, 2024, 15,000 stock options were granted to Mr. Nicols. Stock option expense was determined utilizing the Black-Scholes-Merton option pricing model. Please refer to “Related Party Transactions” below for discussion of “All Other Compensation” amounts.

(4)

On April 1, 2024, 14,371 stock options were awarded to Dr. Schumacher in lieu of $12,000 cash fees owed. On July 1, 2024, 10,000 stock options were granted to Dr. Schumacher. Stock option expense was determined utilizing the Black-Scholes-Merton option pricing model.

(5)

On April 1, 2024, 8,962 stock options were awarded to Mr. Frampton in lieu of $7,500 cash fees owed. Mr. Frampton resigned from the Company’s Board of Directors on April 4, 2024. Stock option expense was determined utilizing the Black-Scholes-Merton option pricing model.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to Company options, warrants and rights as of December 31, 2024

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation plans approved by security holders	1,835,447	$5.06	463,848
Equity Compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,835,447	$5.06	463,848

Related Party Transactions

On September 19, 2023, the Company’s Bioprocessing System segment entered into a one year consulting agreement with John Nicols, which renewed for another year on September 19, 2025 The agreement provides that the consultant be paid a monthly retainer fee of $8,000. For the year ended December 31, 2023, the Company paid fees of $19,200 and issued 35,000 stock options which vested monthly over a one year period, valued at $114,700 on the grant date using the Black-Scholes-Merton option pricing model. For the year ended December 31, 2024, the Company paid fees under the consulting agreement of $96,000.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that, for fiscal 2024, its officers, directors and 10% shareholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

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PROPOSAL 2

PROPOSAL TO APPROVE AMENDMENT TO THE 2022 EQUITY INCENTIVE PLAN

Plan. If the shareholders do not approve the amendment, no shares will be added and the 2022 Plan will only have 62,919 available for grant as of the record date.

The 2022 Plan was adopted on February 25, 2022, and approved by the shareholders at the 2021 Annual Meeting of Shareholders. The aggregate number of shares of Common Stock reserved for issuance under the 2022 Plan was 2,934,757, which included 1,184,757 shares which, as of December 1, 2021, were reserved for issuance upon exercise of outstanding stock options granted pursuant to the Company’s 2012 Stock Option Plan. The purpose of the 2022 Plan was to create incentives which are designed to motivate eligible employees, directors, and consultants to put forth maximum effort toward the success and growth of the Company, and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success.

The 2022 Plan was adopted on February 25, 2022, and approved by the shareholders at the 2021 Annual Meeting of Stockholders. The aggregate number of shares of Common Stock reserved for issuance under the 2022 Plan was 2,934,757, which included 1,184,757 shares which, as of December 1, 2021, were reserved for issuance upon exercise of outstanding stock options granted pursuant to the Company’s 2012 Stock Option Plan. The purpose of the 2022 Plan was to create incentives which are designed to motivate eligible employees, directors, and consultants to put forth maximum effort toward the success and growth of the Company, and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success.

As of December 16, 2025, the number of shares currently available for grant is 62,919. Our Board does not believe that the number of shares available for issuance under the 2022 Plan is not sufficient in light of our current strategy for growth. The increase represents approximately 16.7% of the outstanding total number of shares of the Company’s Common Stock as of December 16, 2025. After giving effect to such increase, the number of shares of Common Stock currently subject to outstanding awards and shares currently available for issuance (4,298,752) pursuant to future awards will represent approximately 36% of our total outstanding shares of Common Stock.

Summary of the 2022 Plan

The 2022 Plan includes and permits the Company to grant both Incentive Stock Options (“ISOs”) within the meaning of Section 422 of the Code, and Nonstatutory Stock Options (NSOs). In addition, the 2022 Plan permits for various other forms of stock awards as described in the plan document.

The aggregate number of shares of Common Stock reserved for issuance under the 2022 Plan was 2,934,757, which included 1,184,757 shares which, as of December 1, 2021, were reserved for issuance upon exercise of outstanding stock options granted pursuant to the Company’s 2012 Plan. To the extent that any of the stock options previously granted under the 2012 Plan expire or terminate for any reason without having been exercised, then stock options exercisable for that same number of shares of Common Stock may be granted under the 2022 Plan. Accordingly, to the extent any of the outstanding options granted under the 2012 Plan are exercised, the number of shares for which options may be granted under the 2022 Plan will be reduced.

Unless earlier terminated by the Board of Directors, the 2022 Plan (but not outstanding stock awards) will terminate on January 5, 2032, after which no further awards may be granted under the 2022 Plan. The 2022 Plan is administered by the full Board of Directors or, at the Board’s discretion, by a committee of the Board (the “Committee”) consisting of at least two “non-employee directors” as defined in Rule 16b-3 under the Exchange Act of 1934.

Recipients of stock-based grants under the 2022 Plan (“recipients”) are to be selected by the Board or the Committee. Unless otherwise provided by the Board or the Committee, stock options under the 2022 Plan shall be exercisable in periodic installments deemed appropriate by the Company’s Board of Directors that may or may not be equal. The exercise price or purchase price will be based on the fair market value of a share of Common Stock on the date of grant. The Board or the Committee determines the terms of each option grant including (1) the exercise price as it pertains to option awards, (2) the dates of exercisability; (3) the expiration dates (which in the case of ISOs or SARs may not exceed ten years from the date of grant except for an incentive stock option granted to an employee who is also at least a 10% shareholder, in which case it may not exceed five years from the date of grant) and (4) any restriction to which the stock awards are subject.

Generally, recipients of stock awards under the 2022 Plan will have no voting, dividend or other rights as shareholders with respect to shares of Common Stock covered by such awards prior to becoming the holders of record of such shares. With respect to RSA’s, the RSA agreement may provide that any dividends paid on restricted stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the RSA to which they relate. The purchase price upon the exercise of stock awards may be paid in cash or by tendering stock held by the recipient or by cashless exercise. The total number of shares of Common Stock available under the 2022 Plan, and the number of shares and per share exercise price under outstanding stock awards will be appropriately adjusted in the event of any reorganization, merger or recapitalization of the Company or similar corporate event, and stock awards may be subject to additional acceleration of vesting and exercisability upon or after a change of control as may be provided in the award agreement for such stock award or as may be provided in any other written agreement between the Company or any Company affiliate and the recipient, but in the absence of such provision, no such acceleration will occur.

Subject to limitations set forth in the 2022 Plan, the Board of Directors may at any time terminate the 2022 Plan or from time to time make such modifications or amendments to the 2022 Plan as it may deem advisable and the Board or Committee. If required by applicable law or listing requirements, and subject to certain limited exceptions set forth in the 2022 Plan, the Company will seek shareholder approval of any amendment of the 2022 Plan that (A) materially increases the number of shares of Common Stock available for issuance under the 2022 Plan, (B) materially expands the class of individuals eligible to receive stock awards under the Plan, (C) materially increases the benefits accruing to recipients under the 2022 Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the 2022 Plan, (E) materially extends the term of the 2022 Plan, or (F) materially expands the types of stock awards available for issuance under the 2022 Plan. Except as otherwise provided in the 2022 Plan or a stock award agreement, no amendment of the 2022 Plan will materially impair a recipient’s rights under an outstanding stock award without the recipient’s written consent.

Subject to limitations set forth in the 2022 Plan, the terms of stock award agreements will be determined by the Board or Committee, and need not be uniform among recipients.

The Board of Directors unanimously recommends that the shareholders vote FOR the amendment of the 2022 Stock Equity Incentive Plan to increase the shares of Common Stock available for issuance thereunder to 3,750,000.

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PROPOSAL 3

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, subject to shareholders’ approval, appointed Berkowitz Pollack Brant Advisors + CPAs (the “Firm”) as the Company’s independent registered public accounting firm beginning with the quarter ended September 30, 2025 for the fiscal year ending December 31, 2025.

Shareholder ratification of the appointment is not required by the Company’s Certificate of Incorporation or By-laws or otherwise. If the shareholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain the Firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its shareholders.

The Company did not pay any fees to the Firm during the fiscal years ended December 31, 2024 and 2023.

In approving the engagement of the independent registered public accounting firm to perform the audit and non-audit services, the Company’s Audit Committee evaluates the scope and cost of each of the services to be performed including a determination that the performance of the non-audit services will not affect the independence of the firm in the performance of the audit services.

The Board of Directors unanimously recommends that the shareholders vote FOR the ratification of the appointment of Berkowitz Pollack Brant Advisors + CPAs as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

AUDIT COMMITTEE’S REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2024 with the Company’s management.

The Audit Committee discussed with Forvis Mazars, LLP, the Company’s independent registered public accountants for the year ended December 31, 2024, the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

The Audit Committee has also received the written disclosures and the letter from Forvis Mazars, LLP required by Rule 3526 of the PCAOB, and the Audit Committee has discussed the independence of Forvis Mazars, LLP with the firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee unanimously recommended to the Board (and the Board has approved) that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Audit Committee

Christopher Cox

John Nicols

Michael Blechman

OTHER MATTERS

The Board of Directors are not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

The Company's Annual Report to Shareholders for the fiscal year ended December 31, 2024, includes its Annual Report on Form 10-K for the year which was filed with the U.S. Securities and Exchange Commission on March 31, 2025. The Annual Report to Shareholders on Form 10-K is not part of this proxy material, but is being mailed to shareholders with this proxy solicitation. Certain information included herein is incorporated in the Annual Report to Shareholders on Form 10-K by reference.

SHAREHOLDER PROPOSALS

Proposals of shareholders of the Company intended to be presented at the Company’s Annual Meeting of Shareholders following the year ending December 31, 2025 must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than August 18, 2026, the date that is 120 calendar days prior to the anniversary of the date of this year’s proxy statement. We suggest that shareholders submit any shareholder proposal by certified mail, return receipt requested. If a shareholder fails to provide timely notice of a proposal to be included in our proxy materials as described in this paragraph, and such proposal otherwise properly comes before the 2026 Annual Meeting of Shareholders, the proxies designated by our Board will have discretionary authority to vote on any such proposals.

EXPENSES AND SOLICITATION

The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone. No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.

Bohemia, New York	By Order of your Board of Directors,
December 16, 2025

Helena Santos
Secretary

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Exhibit A

AUDIT COMMITTEE CHARTER

OF

SCIENTIFIC INDUSTRIES, INC.

Purpose

The purposes of the Audit Committee (the “Audit Committee”) of the Board of Directors (“Board”) of Scientific Industries, Inc. (“Company”) are to assist the Board in monitoring: (1) the integrity of the annual, quarterly, and other financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditor, and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee also shall review and approve all related-party transactions.  The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (“Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members of the Board, absent a temporary vacancy. The Audit Committee members shall meet the “Audit Committee Requirements” of The Nasdaq Stock Market, LLC and the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (“Exchange Act”) and the rules and regulations of the Commission and Nasdaq Rule 5605(a)(2), each as amended from time to time. Each member of the Committee shall be financially literate, as such standard is determined by the Board in its business judgment, and at least one member of the Committee shall be designated as the audit committee financial expert in accordance with Rule 407(d)(5) of Regulation S-K and Nasdaq Rule 5605(c).

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board. There shall be a Chairperson of the Audit Committee who shall also be appointed by the Board. The Chairperson of the Audit Committee shall be a member of the Audit Committee and, if present, shall preside at each meeting of the Audit Committee. He or she shall advise and counsel with the executives of the Company, and shall perform such other duties as may from time to time be assigned to him or her by the Audit Committee or the Board of Directors.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly.  The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor.  The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting, or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to (i) the independent auditor for the purpose of rendering or issuing an audit report and (ii) any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee’s own performance.

The Audit Committee shall:

Financial Statement and Disclosure Matters

1.	Meet with the independent auditor prior to the audit to review the scope, planning, and staffing of the audit.
2.

Review and discuss with management and the independent auditor the annual audit report, the financial statements and related notes and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” proposed to be included in the Company’s Annual Report on Form 10-K, and recommend to the Board whether the audited financial statements and related notes and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” should be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K).

3.

Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

4.

Discuss with management and the independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including:

13

a.	any significant changes in the Company’s selection or application of accounting principles;
b.	the Company’s critical accounting policies and practices;
c.	all alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of the use of such alternative accounting principles;
d.	any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and
e.	any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.

Discuss with management and the independent auditor and, prior to issuance, review and approve the Company’s earnings releases, including the use of “pro forma” or “adjusted” non-GAAP information, and any financial information and earnings guidance to be included in such releases and provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made.

6.	Discuss with management and the independent auditor the effect on the Company’s financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.
7.

Review and discuss with management and the independent auditor the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.

Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.

Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer (or individuals performing similar functions) during their certification process for the Form 10-K and Form 10-Qs about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

Oversight of the Company’s Relationship with the Independent Auditor

10.

At least annually, obtain and review a report from the independent auditor, consistent with the rules of the Public Company Accounting Oversight Board, regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

11.

Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

12.	Oversee the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.
13.	Be available to the independent auditor during the year for consultation purposes.

Compliance Oversight Responsibilities

14.	Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.
15.	Review and approve all related-party transactions.
16.

Inquire and discuss with management the Company’s compliance with applicable laws and regulations and with the Company’s Code of Ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

17.

Establish procedures (which may be incorporated in the Company’s Code of Ethics, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies. Review requests for waivers under the Code of Ethics sought with respect to any executive officer or director. Review annually with the Chairperson of the Board or outside counsel, as appropriate, the scope, implementation and effectiveness of the ethics and compliance program, and any significant deviations by officers and employees from the Code of Ethics or other compliance policies, and other matters pertaining to the integrity of management.

18.

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

19.	Discuss with the Company’s corporate counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.
20.

Review and approve all payments made to the Company’s officers and directors or its or their affiliates. Any payments made to members of the Audit Committee will be reviewed and approved by the Board, with the interested director or directors abstaining from such review and approval.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

14

Exhibit B

CHARTER OF THE COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS OF

SCIENTIFIC INDUSTRIES, INC.

I. PURPOSES

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Scientific Industries, Inc. (the “Company”) for the purposes of, among other things, (a) discharging the Board’s responsibilities relating to the compensation of the Company’s chief executive officer (the “CEO”) and other executive officers of the Company, (b) administering or delegating the power to administer the Company’s incentive compensation and equity-based compensation plans, and (c) if required by applicable rules and regulations, issuing a “Compensation Committee Report” to be included in the Company’s annual report on Form 10-K or proxy statement, as applicable.

II. RESPONSIBILITIES

In addition to such other duties as the Board may from time to time assign, the Committee shall:

☐

Establish, review, and approve the overall executive compensation philosophy and policies of the Company, including the establishment, if deemed appropriate, of performance-based incentives that support and reinforce the Company’s long-term strategic goals, organizational objectives, and shareholder interests.

☐

Review and approve the Company’s goals and objectives relevant to the compensation of the CEO, annually evaluate the CEO’s performance in light of those goals and objectives and, based on this evaluation, determine the CEO’s compensation level, including, but not limited to, salary, bonus or bonus target levels, long and short-term incentive and equity compensation, retirement plans, and deferred compensation plans as the Committee deems appropriate. In determining the long-term incentive component of the CEO’s compensation, the Committee shall consider, among other factors, the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company’s CEO in past years. The CEO shall not be present during voting and deliberations relating to CEO compensation.

☐

Determine the compensation of all other executive officers, including, but not limited to, salary, bonus or bonus target levels, long and short-term incentive and equity compensation, retirement plans, and deferred compensation plans, as the Committee deems appropriate. Members of senior management may report on the performance of the other executive officers of the Company and make compensation recommendations to the Committee, which will review and, as appropriate, approve the compensation recommendations.

☐

Receive and evaluate performance target goals for the senior officers and employees (other than executive officers) and review periodic reports from the CEO as to the performance and compensation of such senior officers and employees.

☐

Administer or delegate the power to administer the Company’s incentive and equity-based compensation plans, including the grant of stock options, restricted stock, and other equity awards under such plans.

☐

Review and make recommendations to the Board with respect to the adoption of, and amendments to, incentive compensation and equity-based plans and approve for submission to the shareholders all new equity compensation plans that must be approved by shareholders pursuant to applicable law.

☐	Review and approve any annual or long-term cash bonus or incentive plans in which the executive officers of the Company may participate.
☐	Review and approve for the CEO and the other executive officers of the Company any employment agreements, severance arrangements, and change in control agreements or provisions.
☐

Review and discuss with the Company’s management the Compensation Discussion and Analysis set forth in Securities and Exchange Commission Regulation S-K, Item 402, if required, and, based on such review and discussion, determine whether to recommend to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual or general meeting of shareholders.

☐	Provide the Compensation Committee Report for the Company’s annual report or proxy statement for an annual or general meeting of shareholders, if required.
☐

Conduct an annual performance evaluation of the Committee. In conducting such review, the Committee shall evaluate and address all matters that the Committee considers relevant to its performance, including at least the following: (a) the adequacy, appropriateness, and quality of the information received from management or others; (b) the manner in which the Committee’s recommendations were discussed or debated; (c) whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner; and (d) whether this Charter appropriately addresses the matters that are or should be within its scope.

☐	Oversee shareholder communications relating to executive compensation and review and make recommendations with respect to shareholder proposals related to compensation matters.
☐	Undertake such other responsibilities or tasks as the Board may delegate or assign to the Committee from time to time.
☐	Approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees.
☐	Reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

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III. COMPOSITION

The Committee shall be comprised of two or more members (including a chairperson) of the Board, all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the Nasdaq Stock Market, except that the Committee may have as one of its members a “non-independent director” under exceptional and limited circumstances pursuant to the exemption under Rule 5605(d)(2)(B) of the Nasdaq Stock Market. At least two of the Committee members shall be “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the Committee and the chairperson shall be selected not less frequently than annually by the Board and serve at the pleasure of the Board. A Committee member (including the chairperson) may be removed at any time, with or without cause, by the Board.

The Committee, by resolution approved by a majority of the Committee, may delegate any of its responsibilities to one or more subcommittees as the Committee may from time to time deem appropriate. If at any time the Committee includes a member who is not a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, then a subcommittee comprised entirely of individuals who are “non-employee directors” may be formed by the Committee for the purpose of ratifying any grants of awards under any incentive or equity-based compensation plan for the purposes of complying with the exemption requirements of Rule 16b-3 of the Exchange Act.

IV. MEETINGS AND OPERATIONS

The Committee shall meet as often as necessary to enable it to fulfill its responsibilities. The Committee shall meet at the call of its chairperson or a majority of its members. The Committee may meet by telephone conference call or by any other means permitted by law. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. The Committee may act by unanimous written consent of all members in lieu of a meeting. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Secretary of the Company shall be the Secretary of the Committee unless the Committee designates otherwise. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings (or a portion thereof) and to provide such pertinent information as the Committee may request.

The chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda which shall be circulated to the members prior to the meeting date, presiding over Committee meetings, making Committee assignments, and reporting the Committee’s actions to the Board. Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

If at any time during the exercise of his or her duties on behalf of the Committee, a Committee member has a direct conflict of interest with respect to an issue subject to determination or recommendation by the Committee, such Committee member shall abstain from participation, discussion, and resolution of the instant issue, and the remaining members of the Committee shall advise the Board of their recommendation on such issue. The Committee shall be able to make determinations and recommendations even if only one Committee member is free from conflicts of interest on a particular issue.

V. AUTHORITY

The Committee has the authority, to the extent it deems appropriate, to conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and to retain one or more compensation consultants to assist in the evaluation of CEO or executive compensation or other matters. The Committee shall have the sole authority and responsibility to retain and terminate any such consulting firm, and to approve the firm’s fees and other retention terms. The Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to retain legal counsel or other advisors. In retaining compensation consultants, outside counsel, and other advisors, the Committee must take into consideration factors specified in the Nasdaq listing rules. The Company will provide for appropriate funding, as determined by the Committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel, or other advisors retained by the Committee.

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Exhibit C

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

OF

SCIENTIFIC INDUSTRIES, INC.

Purpose

The purpose of the Nominating and Corporate Governance Committee (the “Nominating and Governance Committee”) of the Board of Directors (the “Board”) of Scientific Industries, Inc. (the “Company”) is to carry out the responsibilities delegated by the Board relating to the Company's director nominations process and procedures, developing and maintaining the Company's corporate governance policies and any related matters required by the federal securities laws.

The primary roles of the Nominating and Governance Committee include discharging the responsibilities of the Board relating to the appropriate size, functioning, and needs of the Board, including, but not limited to, recruitment and retention of high-quality Board members and committee composition and structure, and shaping the corporate governance of the Company. Whenever the Nominating and Governance Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its shareholders.

Membership

The Nominating and Governance Committee shall consist of no fewer than two members of the Board, except as permitted by the rules of the Nasdaq Stock Market (“Nasdaq”).

Each member of the Nominating and Governance Committee shall be independent in accordance with the rules of Nasdaq.

Each member of the Nominating and Governance Committee shall be appointed by the Board and shall serve for such term or terms as the Board may determine or until his or her earlier resignation or death. The Board may remove any member from the Nominating and Governance Committee at any time with or without cause.

Meetings and Operations

The Board shall designate a member of the Nominating and Governance Committee as the chairperson. The chairperson shall preside at each meeting of the Nominating and Governance Committee. The chairperson shall perform such other duties as may from time to time be assigned to him or her by the Nominating and Governance Committee or the Board.

The Nominating and Governance Committee shall meet at such times as it deems necessary to fulfill its responsibilities. The Nominating and Governance Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Nominating and Governance·Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The chairperson of the Nominating and Governance Committee may establish such other rules as may from time to time be necessary or appropriate for the conduct of the business of the Nominating and Governance Committee.

The Nominating and Governance Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Nominating and Governance Committee annually shall review its performance under this Charter and present the results of its review to the Board.

Authority and Responsibilities

The Nominating and Governance Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a director search firm as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Nominating and Governance Committee shall set the compensation and ov rsee the work of the director search firm. The Nominating and Governance Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside counsel, an executive search firm and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Nominating and Governance Committee shall set the compensation and oversee the work of its outside counsel, the executive search firm and any other advisors.

The Company will provide for appropriate funding, as determined by the Nominating and Governance Committee, for the payment of compensation to its search firms, outside counsel and any other advisors.

In addition to such other duties as the Board may from time to time assign, the Nominating and Governance Committee further shall:

1.	Develop the criteria and qualifications for membership on the Board.

2.	Identify, recruit, review and make recommendations to the Board for nomination of candidates for election to the Board or to fill vacancies on the Board.

3.	Review candidates proposed by shareholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.

4.	Review the Board's committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairpersons.

5.	Develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, to review these principles at least once a year and to recommend any changes to the Board.

6.

Oversee the Company's corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company's corporate governance framework.

7.	Oversee an annual evaluation of the effectiveness of the Board and its committees.

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Delegation of Authority

The Nominating and Governance Committee may form and delegate authority to subcommittees of the Nominating and Governance Committee consisting of one or more members when appropriate.

BOARD OF DIRECTOR CANDIDATE GUIDELINES

The Nominating and Governance Committee will identify, evaluate, and recommend candidates to become members of the Board with the goal of creating a balance of knowledge and experience. Nominations to the Board may also be submitted to the Nominating and Governance Committee by the Company's shareholders in accordance with the Company's policy, a copy of which is attached hereto. Candidates will be reviewed in the context of current composition of the Board (including the diversity in background, experience, and viewpoints of the Board), the operating requirements of the Company, and the long-term interests of the Company's shareholders. In conducting this assessment, the Nominating and Governance Committee will consider and evaluate each director-candidate based upon its assessment of the following criteria:

•	Whether the candidate is independent pursuant to the requirements of the Nasdaq.

•	Whether the candidate is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with the image and reputation of the Company.

•	Whether the candidate has the ability to read and understand basic financial statements.

•	Whether a candidate satisfies the criteria for being an "audit committee financial expert," as defined by the SEC.

•	Whether the candidate has relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise.

•	Whether the candidate has knowledge of the Company and issues affecting the Company.

•	Whether the candidate is committed to enhancing shareholder value.

•	Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.

•	Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective, and independent business judgment, and to assume broad fiduciary responsibility.

•	Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of Board membership.

•	Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.

•	Whether the candidate is able to develop a good working relationship with other Board members and contribute to the Board's working relationship with the senior management of the Company.

•	Whether the candidate is able to suggest business opportunities to the Company.

SHAREHOLDER RECOMMENDATIONS FOR DIRECTORS

Shareholders who wish to recommend to the Nominating and Governance Committee a candidate for election to the Board should send a written recommendation to Nominating and Corporate Governance Committee, Scientific Industries, Inc. 80 Orville Dr, Suite 102, Bohemia, NY, 11716 Attn: [Corporate Secretary]. The Corporate Secretary will promptly forward all such letters to the members of the Nominating and Governance Committee. Shareholders must follow certain procedures to recommend to the Nominating and Governance Committee candidates for election as directors. In general, in order to provide sufficient time to enable the Nominating and Governance Committee to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with the Company's annual meeting of shareholders, the Corporate Secretary must receive the shareholder’s recommendation no later than thirty (30) days after the end of the Company's fiscal year.

The recommendation must contain the following information about the candidate:

•	Name;

•	Age;

•	Business and current residence addresses, as well as residence addresses for the past 20 years;

•	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);

•	Educational background;

•	Permission for the Company to co duct a background investigation, including the right to obtain education, employment, and credit information;

•	The number of shares of common stock of the Company beneficially owned by the candidate;

•

The information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

•	A signed consent of the nominee to serve as a director of the Company, if elected.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE

Vote by Internet - QUICK ☐☐☐ EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

SCIENTIFIC INDUSTRIES, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on on January 21, 2026.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

☐FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY	Please mark your votes like this	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3.

1.	Election of Class A Directors	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)

1.	HELENA SANTOS
2.	JUERGEN SCHUMACHER	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

2.	Approve an amendment to the 2022 Equity Incentive Plan of the Company to increase the number of shares of Common Stock available for issuance thereunder to 3,750,000 shares.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

3.	Ratification of independent registered public accounting firm.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

CONTROL NUMBER

Signature                                                                         Signature, if held jointly                                                                          Date                                                                                           .

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

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Important Notice Regarding the Internet Availability of

Proxy Materials for the Annual Meeting of Shareholders

The 2024 Proxy Statement and the

2024 Annual Report to Shareholders are available at:

https://www.cstproxy.com/scientificindustries/2025

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SCIENTIFIC INDUSTRIES, INC.

The undersigned appoints John A. Moore and John Nicols, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Scientific Industries, Inc. held of record by the undersigned at the close of business on December 16, 2025 at the Annual Meeting of Shareholders of Scientific Industries, Inc. to be held on January 22nd, 2026 virtually, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 & 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

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